UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
Commission file number: 333-144239
Tropicana Entertainment, LLC
Tropicana Finance Corp.
CP Laughlin Realty, LLC
Columbia Properties Vicksburg, LLC
JMBS Casino LLC
(Exact name of Registrant as Specified in its Charter)

Delaware	20-5319263
Delaware	20-5654040
Delaware	20-0109621
Mississippi	38-3680199
Mississippi	01-0586282
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
740 Centre View Blvd., Crestview Hills, Kentucky 41017
(Address of Principal Executive Offices, including Zip Code)
(859) 669-1500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On February 14, 2008, Tropicana Entertainment, LLC (the “Company”) made publicly available through this Current Report on Form 8-K certain presentation materials (the “Lender Presentation”) to be disseminated to the lenders under the Credit Agreement, dated as of January 3, 2007, entered into by and among the Company, Tropicana Intermediate Holdings, LLC, CP Laughlin Realty, LLC, Columbia Properties Vicksburg, LLC, JMBS Casino LLC, Credit Suisse and the Lenders (as defined therein) (as amended by Amendment No. 1, Consent and Waiver, dated as of May 18, 2007, and as further modified by the Forbearance Agreement, Consent and Waiver, dated as of December 12, 2007) (the “Credit Agreement”). A copy of the Lender Presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information contained in the Lender Presentation is summary in nature and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and the other public announcements that it makes, by press release or otherwise, from time to time. The Lender Presentation contains forward-looking statements that involve uncertainties and risks. Actual results could differ materially from those described in the Lender Presentation and we caution investors not to place undue reliance on the forward-looking statements contained in the Lender Presentation.
     The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
Exhibit 99.1	Lender Presentation.

Signature
Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
DATE: February 14, 2008

Tropicana Entertainment, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Tropicana Finance Corp., registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

CP Laughlin Realty, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

Columbia Properties Vicksburg, LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

JMBS Casino LLC, registrant
By:	/s/ Theodore R. Mitchel
Theodore R. Mitchel
Senior Vice President; Chief Financial Officer; Treasurer

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